EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED JUNE 30, 2011

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$40.4	$7.2
ATWOOD FALCON	39.0	7.9
ATWOOD EAGLE	39.6	16.7
ATWOOD OSPREY	16.2	6.5
ATWOOD BEACON	12.2	7.2
VICKSBURG	8.8	3.7
ATWOOD AURORA	6.1	3.7
SEAHAWK	-	0.4
RICHMOND	-	0.2
ATWOOD SOUTHERN CROSS	(0.2)	0.4
OTHER	-	(0.9)
	$162.1	$53.0

	FOR THE NINE MONTHS ENDED JUNE 30, 2011

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$140.2	$26.0
ATWOOD FALCON	118.5	23.0
ATWOOD EAGLE	104.6	49.4
ATWOOD OSPREY	16.2	8.4
ATWOOD BEACON	34.1	23.6
VICKSBURG	25.6	11.9
ATWOOD AURORA	28.5	14.6
SEAHAWK	-	2.3
RICHMOND	-	1.5
ATWOOD SOUTHERN CROSS	(0.2)	2.6
OTHER	-	(1.5)
	$467.5	$161.8